UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2026

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38951	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 925-7049

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

We reconvened our Annual Meeting of Stockholders (the “Annual Meeting”) on January 30, 2026, which was previously convened on December 31, 2025 and then adjourned, without conducting any business, due to insufficient votes to constitute a quorum. Of the 2,018,746 shares of our common stock, par value $0.001 (“Common Stock”), outstanding as of the record date of December 10, 2025, 1,017,816 shares of Common Stock were represented at the Annual Meeting, either by proxy or by attending the virtual annual meeting, constituting, of the shares entitled to vote, approximately 50.4% of the outstanding shares of Common Stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.

Election of Two Class II Directors. The following nominees were re-elected by the holders of our common stock to serve as our Class II directors to hold office until our 2028 annual meeting of stockholders and until their successors have been duly elected and qualified:

Nominee	For	Withhold	Broker Non-Votes
Douglas Blayney, M.D.	248,985	139,452	633,102
Connie Matsui	257,384	131,053	633,102

2.

Advisory Vote on Executive Compensation. The “say-on-pay” proposal regarding the compensation of our named executive officers as described on page 27 of the Proxy Statement was approved, on an advisory basis.

For	Against	Abstain	Broker Non-Votes
158,971	126,089	103,377	633,102

3.

Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Malone Bailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
830,673	85,078	102,065	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

Date: January 30, 2026	By:	/s/ Gregory D. Gorgas
Gregory D. Gorgas President & Chief Executive Officer

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